                                                                    Exhibit 8(i)

                                   SCHEDULE A
                         SHAREHOLDER SERVICES AGREEMENT

FUND                                                       EFFECTIVE DATE
----                                                       --------------
A. Sweep Funds
--------------
Schwab Money Market Fund                                   May 1, 1993

Schwab Government Money Fund                               May 1, 1993

Schwab Municipal Money Fund-Sweep                          May 1, 1993
Shares
Schwab California Municipal Money                          May 1, 1993
Fund-Sweep Shares
Schwab US Treasury Money Fund                              May 1, 1993

Schwab New York Municipal Money Fund-                      November 10, 1994
Sweep Shares
Schwab New Jersey Municipal Money Fund                     January 20, 1998

Schwab Pennsylvania Municipal Money                        January 20, 1998
Fund

B. Other Funds
--------------
Schwab Value Advantage Money Fund-                         May 1, 1993
Investor Shares
Schwab Institutional Advantage Money                       May 1, 1993
Fund
Schwab Retirement Money Fund                               November 26, 1993

Schwab Municipal Money Fund-Value                          June 6, 1995
Advantage Shares
Schwab California Municipal Money                          June 6, 1995
Fund-Value Advantage Shares
Schwab New York Municipal Money Fund-                      June 6, 1995
Sweep Shares-Value Advantage Shares


                                       THE CHARLES SCHWAB FAMILY OF FUNDS

                                       By:      /s/ William J. Klipp
                                                ----------------------------
                                       Name:    William J. Klipp
                                       Title:   Executive Vice President and
                                                Chief Operating Officer

                                       CHARLES SCHWAB & CO., INC.

                                       By:      /s/ Colleen M. Hummer
                                                ----------------------------
                                       Name:    Colleen M. Hummer
                                       Title:   Senior Vice President


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
                                   SCHEDULE B

                              SHAREHOLDER SERVICES

         Schwab will maintain accounts for, and serve as a customer liaison to, the shareholders of each Fund, and through its employees will perform various services in relation thereto, which services shall include responding to requests for information and other types of shareholder account inquiries, both by telephone and in writing. The parties hereto expressly agree that the services provided under this Agreement shall not include, and the amounts payable hereunder shall not constitute compensation for, services relating to transfer agency or sub-accounting services for the Trust or any Fund thereof.


                                       THE CHARLES SCHWAB FAMILY OF FUNDS


                                       By:      /s/ Tom D. Seip
                                                --------------------------------
                                       Name:    Tom D. Seip
                                                --------------------------------
                                       Title:   President
                                                --------------------------------


                                       CHARLES SCHWAB & CO., INC.


                                       By:      /s/ Peter J. McIntosh
                                                --------------------------------
                                       Name:    Peter J. McIntosh
                                                --------------------------------
                                       Title:   Senior Vice President
                                                --------------------------------


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
                                   SCHEDULE C
                         SHAREHOLDER SERVICES AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

      FUND                                                 FEE
      ----                                                 ---
A.    Sweep Funds
      -----------
      Schwab Money Market Fund                             An annual fee, payable
                                                           monthly, of twenty
                                                           one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab Government Money Fund                         An annual fee, payable
                                                           monthly, of twenty
                                                           one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab Municipal Money Fund-Sweep                    An annual fee, payable
      Shares                                               monthly, of twenty
      (formerly Schwab Tax-Exempt Money Fund)              one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab California Municipal Money Fund-              An annual fee, payable
      Sweep Shares                                         monthly, of twenty
      (formerly Schwab California Tax-Exempt               one-hundredths of one
      Money Fund)                                          percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab US Treasury Money Fund                        An annual fee, payable
                                                           monthly, of twenty
                                                           one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab New York Municipal Money Fund-                An annual fee, payable
      Sweep Shares                                         monthly, of twenty
      (formerly Schwab New York Tax-Exempt                 one-hundredths of one
      Money Fund)                                          percent (.20%) of the
                                                           Fund's average daily
                                                           net assets


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

      Schwab New Jersey Municipal Money Fund               An annual fee, payable
                                                           monthly, of twenty
                                                           one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab Pennsylvania Municipal Money                  An annual fee, payable
      Fund                                                 monthly, of twenty
                                                           one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

B.    Other Funds
      -----------
      Schwab Value Advantage Money Fund-                   An annual fee, payable
      Investor Shares                                      monthly, of twenty
                                                           one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab Institutional Advantage Money                 An annual fee, payable
      Fund                                                 monthly, of twenty
                                                           one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab Retirement Money Fund                         An annual fee, payable
                                                           monthly, of twenty
                                                           one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab Municipal Money Fund-Value                    An annual fee, payable
      Advantage Shares                                     monthly, of twenty
      (formerly Schwab Tax-Exempt Money Fund)              one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab California Municipal Money Fund-              An annual fee, payable
      Value Advantage Shares                               monthly, of twenty
      (formerly Schwab California Tax-Exempt               one-hundredths of one
       Money Fund)                                         percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab New York Municipal Money Fund-                An annual fee, payable


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

      Value Advantage Shares                               monthly, of twenty
      (formerly Schwab New York Tax-Exempt                 one-hundredths of one
       Money Fund)                                         percent (.20%) of the
                                                           Fund's average daily
                                                           net assets


                                       THE CHARLES SCHWAB FAMILY OF FUNDS

                                       By:   /s/ William J. Klipp
                                             -------------------------------
                                       Name:    William J. Klipp
                                       Title:   Executive Vice President and
                                                Chief Operating Officer

                                       CHARLES SCHWAB & CO., INC.

                                       By:   /s/ Colleen M. Hummer
                                             -------------------------------
                                       Name:    Colleen M. Hummer
                                       Title:   Senior Vice President


                                       5